                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 2003

                        SkillSoft Public Limited Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Republic of Ireland                      0-25674                 None
--------------------------------------------------------------------------------
  (State or other juris-                   (Commission           (IRS Employer
 diction of incorporation                  File Number)       Identification No.)


       107 Northeastern Boulevard
         Nashua, New Hampshire                                       03062
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On September 10, 2003, SkillSoft Public Limited Company announced its financial results for the fiscal quarter ended July 31, 2003. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 10, 2003                SKILLSOFT PUBLIC LIMITED COMPANY


                                          By: /s/ Charles E. Moran
                                              ----------------------------------
                                              Charles E. Moran
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
99.1                            Press release dated September 10, 2003